SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 26, 2004

COMMISSION FILE NUMBER 1-9838

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	61-0985936 (I.R.S. Employer Identification No.)

530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

          99.1      April 26, 2004 NS Group, Inc. Press Release

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 26, 2004, NS Group, Inc. issued a news release concerning its financial results for the quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.
Date: April 26, 2004	By: /s/ Thomas J. Depenbrock Thomas J. Depenbrock Vice President-Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	April 26, 2004 NS Group, Inc. Press Release